SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                OCTOBER 11, 1995

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On October 11, 1995, the registrant issued a press release entitled Halliburton Announces Spin-Off of Insurance Unit pertaining, among other things, to an announcement that registrant intends to spin-off its Highlands Insurance Group, Inc. subsidiary to its shareholders by the end of 1995. In the spin-off registrant will distribute to its shareholders one share of Highlands common stock for every ten shares of registrant's common stock held. The spin-off will be non-taxable to registrant shareholders. The record and distribution dates for the spin-off will be set later this year when the necessary regulatory reviews and approvals have been obtained. Registrant and Highlands have entered into definitive agreements with Insurance Partners, L.P. Insurance Partners and Highlands management will invest $60 million in Highlands at the time the spin-off is completed in exchange for debentures and warrants that will allow Insurance Partners to acquire up to approximately 43% of the common stock of Highlands for a total investment of up to approximately $130 million. Registrant will not receive a cash dividend or securities from Highlands in connection with the spin-off. Richard M. Haverland will become chairman and CEO of Highlands when the spin-off is completed.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated October 11, 1995









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             HALLIBURTON COMPANY




Date:    October 11, 1995                            By: _______________________
                                                          Robert M. Kennedy
                                                          Vice President - Legal






























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                                 EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

    20                     Press Release of
                           October 11, 1995                      5 of 8
                           Incorporated by Reference
































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